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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported)  JANUARY 9, 2007


                             BKF CAPITAL GROUP, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)

              1-10024                                   36-0767530
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     (Commission File Number)                 (IRS Employer Identification No.)


 ONE ROCKEFELLER PLAZA, NEW YORK, NEW YORK                           10020
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  (Address of Principal Executive Offices)                         (Zip Code)

                                  212-332-8400
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              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On January 9, 2007, Mr. Donald H. Putnam tendered his resignation as a member of the Board of Directors of BKF Capital Group, Inc. (the "Company"), subject to the acceptance of the resignation by the Chairman of the Company's Board of Directors. On January 25, 2007, Mr. Putnam's resignation was accepted by the Chairman and became effective.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:  February 1, 2007

                                          BKF CAPITAL GROUP, INC.


                                          By:  /s/ J. Clarke Gray
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                                               Name:   J. Clarke Gray
                                               Title:  Chief Financial Officer